UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 29, 2016

Interval Leisure Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34062	26-2590997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6262 Sunset Drive, Miami, FL	33143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 666-1861

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 29, 2016, Interval Leisure Group, Inc. (the “Company”) and Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”) issued a joint press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
99.1	Press Release, dated April 29, 2016.

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this communication, including statements as to the expected timing, completion and effects of the proposed transaction involving the spin-off of Vistana Signature Experiences, Inc., a wholly-owned subsidiary of Starwood (“Vistana”), from Starwood (the “Spin-Off”) and subsequent merger of Vistana with a wholly owned subsidiary of the Company (the “Merger”), constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the proposed Merger, management’s current expectations and assumptions about future events, including the consummation of the proposed Merger, future financial performance, the combined company’s plans, objectives, expectations, intentions, business prospects and strategy, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of the Company, Vistana and Starwood and are subject to significant risks and uncertainties outside of the Company’s control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement in respect of the Merger, (2) risks that any of the closing conditions to the proposed Merger, including the Spin-Off, may not be satisfied in a timely manner, and (3) failure to realize the benefits expected from the proposed Merger.  Discussions of additional risks and uncertainties are contained in the Company’s, Starwood’s and Vistana’s filings with the U.S. Securities and Exchange Commission (the “SEC”).  None of the Company, Starwood or Vistana is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise.  Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company filed a registration statement on Form S-4 (File No. 333-208567) (as amended, the “Registration Statement”), containing a proxy statement/prospectus with the SEC.  The Registration Statement was declared effective by the SEC on March 17, 2016, and the Company mailed the proxy statement/prospectus to its stockholders beginning on or around March 21, 2016.  STOCKHOLDERS OF THE COMPANY AND STARWOOD ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders can obtain copies of the proxy statement/prospectus as well as other filings containing information about the Company, Starwood and Vistana, without charge, at the SEC’s website, http://www.sec.gov.  Copies of documents filed with the SEC by the Company are available free of charge on the Company’s investor relations website.  Copies of documents filed with the SEC by Starwood are available free of charge on Starwood’s investor relations website.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interval Leisure Group, Inc.

By:	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Senior Vice President, General Counsel
and Secretary

Date:  April 29, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 29, 2016.